Summary Of Significant Accounting Policies (Schedule Of Asset Retirement Obligations) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Balance, beginning of year	$ 369	[1],[2]	$ 403	[1]
Liabilities incurred		[1]		[1]
Liabilities settled	(6)	[1]	(2)	[1]
Accretion in period	20	[1],[3]	22	[1],[3]
Change in estimates	(8)	[1],[4]	(54)	[1],[5]
Balance, end of year	375	[1]	369	[1],[2]
Nuclear decommissioning trust fund	408		357
Asset retirement obligation included in other current liabilities			$ 5

[1]	The nuclear decommissioning trust fund assets of 408 million and 357 million as of December 31, 2012, and 2011, respectively, were restricted for decommissioning of the Callaway energy center.
[2]	Balance included $5 million in "Other current liabilities" on the consolidated balance sheet as of December 31, 2011.
[3]	Accretion expense was recorded as an increase to regulatory assets.
[4]	Ameren changed the fair value estimates for asbestos removal. The estimates for asbestos removal costs at Hutsonville and Meredosia energy centers decreased because less asbestos than anticipated was found in the energy centers' structures during reviews made after the closure of these energy centers, and because removal was more cost efficient than anticipated due to the closure.
[5]	Ameren changed its fair value estimate related to its Callaway energy center decommissioning costs because of a cost study performed in 2011 and a decline in the cost escalation factor assumptions. Additionally, Ameren changed the fair value estimates related to retirement costs for asbestos removal, river structures and CCR storage facilities.